                                                                               .
                                                                               .
                                                                               .
                            CENTERPOINT ENERGY, INC.
                    Intercompany Charges, Excluding ServiceCo
                           Year to Date December 2004

                                                                                         443019 -
                                                411010 -                    488010 -     Other      443250/443251
                               420010 - Gas     Nat. Gas    411034 - Gas  Rent/Lease  Operations -    Factoring      424030 - Prod.
                                Trans. Rev       Sales        - Resale      Revenue        MS          Revenue           Extr.
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
CNP HOUSTON ELECTRIC, LLC
   CNP Service Company LLC
   Texas Genco II LP
   CNP Gas Transmission Co.
   CNP Pipeline Services
   CNP Properties
   CNP Products (BPL Project)
   CERC
Texas Genco LP
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total Houston Electric, LLC               -             -             -             -           -                 -               -


CERC:
    CNP Funds Management
   National Furnace Company
   CNP Service Company LLC
   Houston Electric, LLC
   CNP Gas Transmission Co.         635,201
   MIPC                            (609,060)
   CNP Marketing Inc.                54,404
   Louisiana Trans. Division
   CNP Alternative Fuels
   CNP Pipeline Services
   CNP Marketing Inc.             1,194,779
   Intrastate Pipeline              239,613                                    37,500
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total CERC                        1,514,937             -             -        37,500           -                 -               -

MRT:
   CNP Marketing Inc.             6,006,915     2,471,060
   CNP Gas Transmission Co.       4,710,759       191,316
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total MRT                        10,717,674     2,662,376             -             -           -                 -               -

CNP GAS TRANSMISSION CO.:
   MRT                                4,416       192,627
   CNP Marketing Inc.            12,773,952     1,456,285
   CERC                          88,808,841
   CNP Field Services                                                                                                     2,509,069
                               ------------    -----------  -------------  ----------- ------------  ---------------  -------------
Total CNP Gas Transmission Co.  101,587,208     1,648,912             -             -           -                 -       2,509,069

COASTAL ADJ. DIVISION:
   CNP Gas Transmission Co.      (1,010,520)
                               ------------    -----------  -------------  ----------- ------------  ---------------  -------------
Total Coastal Adj. Division      (1,010,520)            -             -             -           -                 -               -

CNP PIPELINE SERVICES:
   MRT
   CNP Gas Transmission Co.
   CERC                                   -             -             -             -     514,673                 -               -
   MRT                                                                                 27,055,846
   CNP Gas Transmission Co.                                                            58,239,808
   CNP Field Services                                                                   3,393,079
   CNP Illinois Gas
     Transmission                                                                         343,495
   Pine Pipeline Acq. Co.                                                                     594
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total CNP Pipeline Services               -             -             -             -  89,547,496                 -               -


                                434020 - Rev.                      443016 - Other
                                  Storage        443050 - Cust.      Operating         Allocation of
                                  Service        Svc. Revenue         Revenue              Costs           Total
                               ---------------   ---------------   ---------------     -------------    ------------
CNP HOUSTON ELECTRIC, LLC
   CNP Service Company LLC                                                                  502,274          502,274
   Texas Genco II LP                                                                         53,945           53,945
   CNP Gas Transmission Co.                                                                     403             403
   CNP Pipeline Services                                                                      2,795            2,795
   CNP Properties                                                                             7,532            7,532
   CNP Products (BPL Project)                                                               340,149          340,149
   CERC                                                                                  14,781,559       14,781,559
   Texas Genco LP                                                                                56               56
                               ---------------   ---------------   ---------------     ------------     ------------
Total Houston Electric, LLC                  -                 -                 -       15,688,713       15,688,713


CERC:
    CNP Funds Management                                                     6,000                             6,000
   National Furnace Company                                                                   5,253            5,253
   CNP Service Company LLC                                                                   32,006           32,006
   Houston Electric, LLC                                                                        506              506
   CNP Gas Transmission Co.                                                                 226,806          862,007
   MIPC                                                                                      16,733         (592,327
   CNP Marketing Inc.                                                                     1,685,631        1,740,035
   Louisiana Trans. Division                                                                 10,127           10,127
   CNP Alternative Fuels                                                                    856,900          856,900
   CNP Pipeline Services                                                                      2,826            2,826
   CNP Marketing Inc.                                                                                      1,194,779
   Intrastate Pipeline                                                                    1,004,739        1,281,852
                               ---------------   ---------------   ---------------     ------------     ------------
Total CERC                                   -                 -             6,000        3,841,527        5,399,964

MRT:
   CNP Marketing Inc.                  859,879                                                             9,337,854
   CNP Gas Transmission Co.            409,466                                                             5,311,541
                               ---------------   ---------------   ---------------     ------------     ------------
Total MRT                            1,269,345                 -                 -                -       14,649,395

CNP GAS TRANSMISSION CO.:
   MRT                                                                                                       197,043
   CNP Marketing Inc.                  473,950                              (8,169)                       14,696,017
   CERC                              8,997,892                            (152,348)                       97,654,385
   CNP Field Services                                                                                      2,509,069
                               ---------------   ---------------   ---------------     ------------     ------------
Total CNP Gas Transmission Co.       9,471,842                 -          (160,517)               -      115,056,515

COASTAL ADJ. DIVISION:
   CNP Gas Transmission Co.                                                                               (1,010,520)
                               ---------------   ---------------   ---------------     ------------     ------------
Total Coastal Adj. Division                  -                 -                 -                -       (1,010,520)

CNP PIPELINE SERVICES:
   MRT                                                   381,721                                             381,721
   CNP Gas Transmission Co.                              773,350                                             773,350
   CERC                                      -                 -            52,657                -          567,330
   MRT                                                                   2,333,847                        29,389,692
   CNP Gas Transmission Co.                                              6,852,745                        65,092,553
   CNP Field Services                                                      686,064                         4,079,143
   CNP Illinois Gas
     Transmission                                                           55,267                           398,762
   Pine Pipeline Acq. Co.                                                                                        594
                               ---------------   ---------------   ---------------     ------------     ------------
Total CNP Pipeline Services                  -         1,155,072         9,980,579                -      100,683,146

                            CENTERPOINT ENERGY, INC.
                    Intercompany Charges, Excluding ServiceCo
                           Year to Date December 2004


                                                                                         443019 -
                                                411010 -                    488010 -     Other      443250/443251
                               420010 - Gas     Nat. Gas    411034 - Gas  Rent/Lease  Operations -    Factoring      424030 - Prod.
                                Trans. Rev       Sales        - Resale      Revenue        MS          Revenue           Extr.
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
CNP FIELD SERVICES:
  CNP Marketing Inc.              4,984,730    17,095,321
  CERC                                            444,747
  CNP Gas Marketing Co.              5,959
  CNP Gas Transmission Co.          109,213
  MRT
  CNP Pipeline Services                                                                      (500)
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total CNP Field Services          5,099,902    17,540,068             -             -        (500)                -               -

CNP GAS PROCESSING INC.:
  CNP Field Services                                                                                                        413,973
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total CNP Gas Processing Inc.             -             -             -             -           -                 -         413,973

CNP PROPERTIES:
  CNP Service Co.                                                          23,448,018
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total CNP Properties                      -             -             -    23,448,018           -                 -               -

MIPC:
  CNP Marketing Inc.                  3,393
  CERC                            2,772,030
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total MIPC                        2,775,423             -             -             -           -                 -               -

CNP MARKETING INC.:
  CERC                                    -    21,809,189   230,123,910             -           -                 -               -
  MRT                                           2,173,202
  CNP Field Services                                            479,132
  Intrastate Pipeline                                       121,712,520
  Louisiana Trans. Division                                  30,409,472
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total CNP Marketing Inc.                  -    23,982,391   382,725,034             -           -                 -               -

INTRASTATE PIPELINE:
  CERC                                  901                     334,895
  CNP Marketing Inc.                553,599
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total Intrastate Pipeline           554,500             -       334,895             -           -                 -               -

ALTERNATIVE FUELS:
  CNP Pipeline Services                                                                    58,377
  CERC                                                                                    218,822
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total Alternative Fuels                   -             -             -             -     277,199                 -               -

CNP GAS RECEIVABLES:
  MRT                                                                                                        42,758
  CERC                                    -             -             -             -           -         5,586,078               -
  CNP Gas Transmission Co.                                                                                  137,216
  CNP Field Services                                                                                        323,409
  Ark/La Finance Co.                                                                                         59,818
  CNP Marketing Inc.                                                                                      1,907,492
  Intrastate Pipeline                                                                                       558,709
  Louisiana Trans. Division                                                                                  40,470
                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
Total CNP Gas Receivables                 -             -             -             -           -         8,655,951               -

                               ------------   -----------  -------------  ----------- ------------  ---------------  --------------
TOTAL                           121,239,125    45,833,746   383,059,929    23,485,518  89,824,195         8,655,951       2,923,042
                               ============   ===========  =============  =========== ============  ===============  ==============


                                434020 - Rev.                      443016 - Other
                                  Storage        443050 - Cust.      Operating         Allocation of
                                  Service        Svc. Revenue         Revenue              Costs           Total
                               ---------------   ---------------   ----------------    -------------    ------------
CNP FIELD SERVICES:
  CNP Marketing Inc.                                                        30,000                        22,110,051
  CERC                                                                                                       444,747
  CNP Gas Marketing Co.                                                                                        5,959
  CNP Gas Transmission Co.                                               2,120,430                         2,229,643
  MRT                                                                      603,995                           603,995
  CNP Pipeline Services                                                                                         (500)
                               ---------------   ---------------   ----------------    ------------     ------------
Total CNP Field Services                     -                 -         2,754,425                -       25,393,895

CNP GAS PROCESSING INC.:
  CNP Field Services                                                                                         413,973
                               ---------------   ---------------   ----------------    ------------     ------------
Total CNP Gas Processing Inc.                -                 -                 -                -          413,973

CNP PROPERTIES:
  CNP Service Co.                                                                                         23,448,018
                               ---------------   ---------------   ----------------    ------------     ------------
Total CNP Properties                         -                 -                 -                -       23,448,018

MIPC:
  CNP Marketing Inc.                                                                                           3,393
  CERC                                                                                                     2,772,030
                               ---------------   ---------------   ----------------    ------------     ------------
Total MIPC                                   -                 -                 -                -        2,775,423

CNP MARKETING INC.:
  CERC                                       -                 -                 -                -      251,933,099
  MRT                                                                                                      2,173,202
  CNP Field Services                                                                                         479,132
  Intrastate Pipeline                                                                       125,578      121,838,098
  Louisiana Trans. Division                                                                               30,409,472
                               ---------------   ---------------   ----------------    ------------     ------------
Total CNP Marketing Inc.                     -                 -                 -          125,578      406,833,003

INTRASTATE PIPELINE:
  CERC                                                                                                       335,796
  CNP Marketing Inc.                                                                                         553,599
                               ---------------   ---------------   ----------------    ------------     ------------
Total Intrastate Pipeline                    -                 -                 -                -          889,396

ALTERNATIVE FUELS:
  CNP Pipeline Services                                                                                       58,377
  CERC                                                                                                       218,822
                               ---------------   ---------------   ----------------    ------------     ------------
Total Alternative Fuels                      -                 -                 -                -          277,199

CNP GAS RECEIVABLES:
  MRT                                                                                                         42,758
  CERC                                       -                 -                 -                -        5,586,078
  CNP Gas Transmission Co.                                                                                   137,216
  CNP Field Services                                                                                         323,409
  Ark/La Finance Co.                                                                                          59,818
  CNP Marketing Inc.                                                                                       1,907,492
  Intrastate Pipeline                                                                                        558,709
  Louisiana Trans. Division                                                                                   40,470
                               ---------------   ---------------   ----------------    ------------     ------------
Total CNP Gas Receivables                    -                 -                 -                -        8,655,951

                               ---------------   ---------------   ----------------    ------------     ------------
TOTAL                               10,741,188         1,155,072        12,580,487       19,655,818      719,154,071
                               ===============   ===============   ================    ============     ============